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                                                                    EXHIBIT 99.1

                                  CERTIFICATION
      PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Unifrax Corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

      The Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 25, 2003     By:  /s/  William P. Kelly
     ----------------    -----------------------------------------------------
                                   William P. Kelly
                                   President & Chief Executive Officer



Date: March 25, 2003     By:  /s/  Mark D. Roos
     ----------------    -----------------------------------------------------
                                   Mark D. Roos
                                   Sr. Vice President & Chief Financial Officer


      A signed original of the written statement required by Section 906 has been provided to Unifrax Corporation and will be retained by Unifrax Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


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